EXHIBIT "A"
                                   -----------

Section  3.3.1
--------------


                      SHAREHOLDER'S LIST OF EASYTEL CANADA

                                FEBRUARY 11, 2000


     Set forth below are the existing holders of common stock on the Effective Date.




                                 SHARES OF          SHARES OF
SHAREHOLDER NAME               EASYTEL CANADA  PACIFIC TELCOM, INC.
-----------------------------  --------------  --------------------
Richard C. Goldstein                1,200,000               134,607
53 Hetherington Crescent
Thornhill, Ontario L4J 2M9

Cindy Black Goldstein               1,200,000               134,607
53 Hetherington Crescent
Thornhill, Ontario L4J 2M9

Melissa Goldstein                     600,000               100,954
53 Hetherington Crescent
Thornhill, Ontario L4J 2M9

Jacob Goldstein                       600,000               100,954
53 Hetherington Crescent
Thornhill, Ontario L4J 2M9

Goldstein Family Trust                300,000                33,649
53 Hetherington Crescent
Thornhill, Ontario L4J 2M9

First Republic Securities           2,100,000               168,260
53 Hetherington Crescent
Thornhill, Ontario L4J 2M9


InfoUSA                               630,000                70,669
8530 Wilshire Blvd., Ste. 404
Beverly Hills, CA 90211

  Sub-total                         6,630,000               743,703


Richard Bogoroch                       85,100                 9,546
15 Caravan Dr.
North York, ON M3B 1M9

Michael Bourgon                        42,550                 4,773
18 Hume Dr.
Cambridge, ON N1T 2W1

Brian Crossley                         85,100                 9,546
844 Maple Ave.
Milton, ON L9T 3N4

Nancy Dal Bello                        85,100                 9,546
35 Peru Rd.
Milton, ON L9T 2V5

Bruce Davidson                        166,500                18,677
430 Bell St.
Milton, ON L9T 2B5

Greg Boehm & Assoc. Inc.               85,100                 9,546
Investment Centre
C-100 Victoria St. North
Kitchener, ON N2H 6R5

Eldon Kelly                            85,100                 9,546
2572 Misener Ct.
Mississauga, ON L5K 1N1

Keith Bundy                           118,400                13,281
356 Bell St.
Milton, ON L9T 2B4



David Jeffrey                          92,500                10,376
1795 Solitaire Ct.
Mississauga, ON L5L 2P2

Anne Lotz-Turner                       85,100                 9,546
7611 Appleby Line
Milton, ON L9T 2Y1

Gerald McGibbon                        92,500                10,376
2135 Madden Blvd.
Oakville, ON L6H 3M3

Loretto Sarracini                      85,100                 9,546
1403-1155 Bough Beeches Blvd.
Mississauga, ON L4W 4N9

Louis Solakofski                       85,100                 9,546
893-B Adelaide St. West
Toronto, ON M6J 3T1

Frank Esposito                         92,500                10,376
4040 Erindale Station Road
Mississauga, ON L5C 3T8

Edward O'Rourke                        85,100                 9,546
29 Strathroy Crescent
Waterdown, ON L0R 2H0

Betty MacDonald                       185,000                20,752
714 Robertson Crescent
Milton, ON L9T 4V5

Colin MacKenzie                        96,200                10,791
543 Marcellus Dr.
Milton, ON L9T 4E7

Charles Sammut                         85,100                 9,546
592 White Oak Dr.
Cambridge, ON N1S 4J6



Hazel Schachner                        85,100                 9,546
7035 Twiss Rd.
R.R. #3
Campbellville, ON L0P 1B0

Beryl Stevenson                        85,100                 9,546
79 Mary St.
Georgetown, ON L7G 4V9

Ken Thompson                           92,500                10,376
297 Oak St.
Milton, ON L9T 1H6

  Sub-total                         1,999,850               224,328


Barry Polisuk                          60,000                 6,730
c/o EasyTel Canada
18 King St. East, Suite 1402
Toronto, ON M5C 1C4

Randall Skala                          60,000                 6,730
c/o EasyTel Canada
18 King St. East, Suite 1402
Toronto, ON M5C 1C4

Lisa MacLeod                           50,000                 5,609
c/o EasyTel Canada
18 King St. East, Suite 1402
Toronto, ON M5C 1C4

Andrea Hardy                           40,000                 4,487
c/o EasyTel Canada
18 King St. East, Suite 1402
Toronto, ON M5C 1C4

Andy Walczak                           25,000                 2,804
c/o EasyTel Canada
18 King St. East, Suite 1402
Toronto, ON M5C 1C4


Jeff Seaton                            10,000                 1,122
c/o EasyTel Canada
18 King St. East, Suite 1402
Toronto, ON M5C 1C4

Bob Coffey                             10,000                 1,122
c/o EasyTel Canada
18 King St. East, Suite 1402
Toronto, ON M5C 1C4

Erik Schwartz                          15,000                 1,683
c/o EasyTel Canada
18 King St. East, Suite 1402
Toronto, ON M5C 1C4

Markus Sauerbier                       15,000                 1,683
c/o EasyTel Canada
18 King St. East, Suite 1402
Toronto, ON M5C 1C4

  Sub-total                           285,000                31,969

  Grand Total                       8,914,850             1,000,000


                                   EXHIBIT "B"
                                   -----------

Section  3.3.2
--------------

               February  11,  2000



Illinois  Stock  Transfer  Co.
209  W.  Jackson  Blvd.,  Ste.  903
Chicago,  IL  60606

RE:     Pacific  Telcom,  Inc.  Acquisition  of  EasyTel  Canada

Dear  Sirs:

     Please be advised that I am the Secretary and General Counsel to Pacific Telcom, Inc. Be further advised that on this date, a Stock Purchase Agreement was entered into between Pacific Telcom, Inc. and shareholders of EasyTel Canada, a corporation organized under the laws of the Province of Ontario whereby Pacific Telcom, Inc. is purchasing 100% of the issued and outstanding shares of the common stock of EasyTel Canada. As consideration, Pacific Telcom, Inc. is issuing 1,000,000 authorized newly issued shares to the common shareholders of EasyTel Canada and pursuant to the authority delegated to the undersigned you are hereby authorized and directed to issue, upon Original Issue, such shares in book entry form as separately directed. They have prepared a final shareholders list effective this date stating the name, address and number of shares of Pacific Telcom, Inc. each such shareholder is receiving in exchange for that shareholder conveying its common shares of EasyTel Canada to Pacific Telcom, Inc. It is agreed between the parties that shareholders of EasyTel Canada shall not on the date hereof receive in excess of 1,000,000 of Pacific Telcom, Inc. Pursuant to the by-laws of Pacific Telcom, Inc., you are hereby prevented from issuing any fractional shares and that all issuances of Pacific Telcom, Inc. stock on a stock-for-stock basis must be in whole shares.

     It is the agreement between the parties to the Stock Purchase Agreement that at the date hereof be the Effective Date of this transaction, this direction is being forwarded to you to issue 1,000,000 of Pacific Telcom, Inc. common stock in book form to the Selling Shareholders of EasyTel Canada in share amounts set forth in their shareholder list. The dates of issuance is to be February 11, 2000 and all shares in book form should be in accounts marked stop/restricted based upon such issuance date.
Illinois  Stock  Transfer  Co.
February  11,  2000
Page  2


     Upon my personal delivery to your offices of actual certificates representing the endorsed shares of the Selling Shareholders of their EasyTel Canada common stock, you are directed to convert the Selling shareholder's ownership from book form to certificated form and to transmit such stock certificates to the Selling Shareholders, individually with a transmittal letter substantially in the form set forth as an enclosure.

     Upon your receipt of this letter, please call me at (312) 372-6969 to signify your receipt and acknowledgment of the terms of this letter of instruction.

                                       Very  truly  yours,

                                       Kenneth  G.  Mason
                                       General  Counsel  and
                                       Secretary

KGM/mpz
Enclosure

                                   EXHIBIT "C"
                                   -----------

Section  3.3.3
--------------

Dear  (Shareholder):

     It is my extreme pleasure to enclose your stock Certificate(s) for _________ shares of common stock of Pacific Telcom, Inc. The Certificate(s) represents your ownership in the holding company, exchanged for your old certificate(s) in EasyTel Canada Corporation.

     I appreciate your confidence in the company and will always work very hard to make sure you receive a proper return on your investment. As always, feel free to contact me with any comments or concerns you may have in the future.

                                       Respectfully  yours,


                                       Bill  J.  Angelos
                                       President
                                       Pacific  Telcom,  Inc.

Enclosure

                                   EXHIBIT "D"
                                   -----------

Section  4.4
------------

EasyTel  Canada  Post  Transaction  Operation  Expenses

      1.     Rent
      2.     Utilities
      3.     Customer  Service  salaries
      4.     Operating  officer  salary
      5.     Bookkeeper  salary

                                   EXHIBIT "E"
                                   -----------

Section  4.7
------------


                           EASYTEL CANADA CORPORATION

                         UN-AUDITED FINANCIAL STATEMENTS

                                 MARCH 31, 1999

                                   EXHIBIT "F"
                                   -----------

Section  5.1
------------


                          ARTICLES OF INCORPORATION OF

                           EASYTEL CANADA CORPORATION

                                   EXHIBIT "G"
                                   -----------

Section  5.7
------------


                        STATEMENT OF LIENS OF CORPORATION


      1.     Bank  of  Montreal

      2.     Bank  of  Montreal


     Both liens represent security given pursuant to the Corporation's Small Business Loan.

                                   EXHIBIT "H"
                                   -----------

Section  5.11
-------------


                       EXCLUSIVE LICENSE AGREEMENT BETWEEN


                               INFOTRUST TELCO AND

                           EASYTEL CANADA CORPORATION

                                   EXHIBIT "I"
                                   -----------

Section  5.11
-------------


                     EXCLUSIVE RE-SELLERS AGREEMENT BETWEEN


                        UNIVERSAL OFFICE CORPORATION AND

                           EASYTEL CANADA CORPORATION

                                   EXHIBIT "J"
                                   -----------

Section  5.16
-------------


                         CONTESTED TAXES AND ASSESSMENTS


The Corporation has no contested taxes and assessments and has no reserve, accordingly.

                                   EXHIBIT "K"
                                   -----------

Section  5.18
-------------


                  ADVANCES TO THE CORPORATION BY KEY EMPLOYEES


The Corporation has received and has shown on its balance sheet shareholders' advances in the amount of $37,039 from Richard C. Goldstein.

                                   EXHIBIT "L"
                                   -----------

Section  5.18
-------------


                           RELATED PARTY TRANSACTIONS


     1. The Corporation incurred in 1999 a consulting fee in the amount of $40,000 paid to First Republic Securities Corporation, a Shareholder of the Corporation.

     2. In 1999, First Republic paid rent in the approximate amount of $15,000 for office space to the corporation, for which the corporation provided administrative services valued at approximately $5,000.

                                   EXHIBIT "M"
                                   -----------

Section  5.22
-------------


                            OUTSTANDING STOCK OPTIONS


     Set forth below are the existing holders of outstanding Stock Options on the Effective Date.


Name  of  Option  Holder     Number  of  Options     Expiry  Date
------------------------     -------------------     ------------

     None

                                   EXHIBIT "N"
                                   -----------

Section  8.1
------------


                          CLASS A SPECIAL SHAREHOLDERS



     Set forth below are the existing shareholders of the Class A special shares on the Closing Date.

                         Unpaid
Name  of  Shareholder     Number  of  Shares     Cumulative  Dividends
---------------------     ------------------     ---------------------

     None

                                   EXHIBIT "O"
                                   -----------

Section  8.1
------------


                            RIGHTS AND PREFERENCES OF
                          CLASS A SPECIAL SHAREHOLDERS


     Set  forth  on  Pages  3,  3A  and  in  the  attachments.

                                   EXHIBIT "P"
                                   -----------

Section  8.4
------------


                           NO MATERIAL ADVERSE CHANGE


                       SELLERS' REPRESENTATIVE CERTIFICATE
                       -----------------------------------


     RICHARD C. GOLDSTEIN, the Sellers' Representative herein represents to Buyer that prior to the Effective Date herein, there have been no material adverse change in the assets or liabilities, the business or condition, financial or otherwise, of the Corporation, its employees or customers, including, but not limited to, those changes that are a result of any legislative or regulatory change, revocation of any license or right to do business, fire, explosion, accident, casualty, labor trouble, flood, riot, condemnation or act of God or other public force or otherwise.


Dated:  February  11,  2000


____________________________
Richard  C.  Goldstein
Sellers'  Representative

                                   EXHIBIT "Q"
                                   -----------

Section  5.0
------------


                             SCHEDULE OF EXCEPTIONS


     I, Richard C. Goldstein, President of EasyTel Canada Corporation, do hereby state that the representations and warranties of the Corporation made herein and contained in this Agreement and/or in the Exhibit delivered pursuant hereto are true and correct, to the best of my knowledge, and that any exceptions as to the representations and warranties of the Corporation as set forth in the Stock Purchase Agreement to which this Certificate is an Exhibit are as follows:


                                      None



                                       ____________________________
                                       Richard  C.  Goldstein,  President
                                       EasyTel  Canada  Corporation